UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
November 8, 2005

PINNACLE AIRLINES CORP.

(Exact Name of Registrant as Specified in Charter)

(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation or organization)	File Number)	Identification No.)
Delaware	001-31898	03-0376558

(Address of principal executive offices)	(Zip Code)
1689 Nonconnah Blvd, Suite 111 Memphis, TN	38132

Registrant’s telephone number, including area code
(901) 348-4100

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Principal Officers
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EX-99.1 ALICE G. PENNINGTON SEPARATION AGREEMENT

Item 5.02 Departure of Directors of Principal Officers
     On November 8, 2005, Alice G. Pennington resigned as Vice President of Human Resources of Pinnacle Airlines Corp. (the “Company”) in order to pursue other business opportunities. The Company has entered into a Separation Agreement with Ms. Pennington under which the Company will pay Ms. Pennington’s accrued base salary, bonus and deferred vacation time and severance of $109,346 payable in twenty six installments. The Agreement also contains various covenants Ms. Pennington has entered into for the benefit of the Company. The Company does not consider the payment amounts to be material.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
     Furnished as Exhibit 99.1 is a copy of the Separation Agreement entered into between the Company and Ms. Pennington

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP. (Registrant)
By:	/s/ Peter D. Hunt
Peter D. Hunt
Vice President and Chief Financial Officer

November 14, 2005